UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2006

TRANSMONTAIGNE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 27, 2006, we announced that we had received a proposal from Morgan Stanley Capital Group Inc. (“MSCG”) to acquire us at a price of $10.50 per common share, in cash, and otherwise on substantially the same terms as our pending sale to an affiliate of SemGroup, L.P.  MSCG’s proposal is subject only to (1) satisfactory review and approval of the disclosure schedule and other schedules and exhibits to the SemGroup merger agreement, (2) satisfactory completion of confirmatory due diligence, which MSCG is prepared to commence immediately and which they believe can be completed, with our cooperation, in five days, and (3) execution of a definitive merger agreement.  MSCG publicly disclosed the letter setting forth the details of its proposal in response to “Item 4.  Purpose of Transaction” in Amendment No. 2 to the Schedule 13D relating to the Common Stock of TransMontaigne Inc. filed by MSCG and certain of its affiliates with the Securities and Exchange Commission on April 26, 2006 (SEC file No.: 005-36106)

Our board of directors will meet as soon as possible to evaluate MSCG’s proposal to determine whether it currently constitutes, or may become, a superior proposal.  If our board of directors determines, in its sole judgment after consultation with its advisors, that the MSCG proposal currently constitutes, or may become, a superior proposal, then our board of directors will authorize management to commence negotiations with MSCG.

A copy of the press release and the proposal from MSCG are filed as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. press release, dated April 27, 2006.

99.2

Letter from John Shapiro, President, Morgan Stanley Capital Group Inc. to Donald H. Anderson, Vice Chairman, President and CEO of TransMontaigne Inc. dated April 26, 2006 (incorporated by reference from “Item 4: Purpose of Transaction” of Amendment No. 2 to the Schedule 13D relating to the Common Stock of TransMontaigne Inc. filed by MSCG and certain of its affiliates with the Securities and Exchange Commission on April 26, 2006 (SEC file No.: 005-36106)).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.

Date: April 27, 2006	By:	/s/ Randall J. Larson
Randall J. Larson Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	TransMontaigne Inc. press release, dated April 27, 2006.

99.2

Letter from John Shapiro, President, Morgan Stanley Capital Group Inc. to Donald H. Anderson, Vice Chairman, President and CEO of TransMontaigne Inc. dated April 26, 2006 (incorporated by reference from “Item 4: Purpose of Transaction” of Amendment No. 2 to the Schedule 13D relating to the Common Stock of TransMontaigne Inc. filed by MSCG and certain of its affiliates with the Securities and Exchange Commission on April 26, 2006 (SEC file No.: 005-36106)).